UNITED  STATES
             		SECURITIES  AND  EXCHANGE  COMMISSION

              		    WASHINGTON,  DC  20549


             		           FORM  8-K

                       CURRENT  REPORT

        PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
             SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  JULY  15,  1998


                       BARNETT AUTO TRUST 1997-A
                       -------------------------
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        UNITED STATES
        OF AMERICA            333-26675                86-0888083
        ----------            ---------                ----------
        (STATE OR OTHER       (COMMISSION FILE         (IRS EMPLOYER
        JURISDICTION OF        NUMBER)                 IDENTIFICATION NO.)
        INCORPORATION


                            BARNETT AUTO TRUST 1997-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.   OTHER  EVENTS
           -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
           ------------------------------------------------------------------

(C)     EXHIBITS

99         MONTHLY SERVICERS CERTIFICATE FOR BARNETT BANK, N.A.
           BARNETT AUTO TRUST 1997-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                            BARNETT AUTO TRUST 1997-A
                            -------------------------
                                   (REGISTRANT)



DATED:    JULY  15,  1998          BY:  /S/  PAT  DORAN
                                        ---------------
                                   NAME:     PAT  DORAN
                                   TITLE:    PRESIDENT  -BARNETT  DEALER
                                             FINANCIAL  SERVICES, INC.
                                             BARNETT  BANK,  N.A.
                                             (DULY  AUTHORIZED  OFFICER)

                           INDEX TO EXHIBITS
                           -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY SERVICERS CERTIFICATE FOR BARNETT BANK, N.A.
            BARNETT AUTO TRUST 1997-A